UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2007
TOWER AUTOMOTIVE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-12733	41-1746238
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

27175 Haggerty Rd., Novi, Michigan		48377
(Address of principal executive office)		(Zip Code)
Registrant’s telephone number,
including area code:
(248) 675-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Monthly Operating Report

Item 7.01 Regulation FD Disclosure.
On May 31, 2007, Tower Automotive, Inc., a Delaware corporation (the “Company”), together with its domestic subsidiaries (collectively, the “Debtors”), filed their Monthly Operating Report covering the month ended April 30, 2007 (the “Monthly Operating Report”), with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). A copy of the Monthly Operating Report is attached to, and incorporated by reference in, this Current Report on Form 8-K as Exhibit 99.1.
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Company’s foreign subsidiaries have not filed for bankruptcy protection, and financial information regarding such foreign subsidiaries is not included with the Monthly Operating Report. The financial information in the Monthly Operating Report is unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States (“GAAP”), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals, and disclosure items. The Company cautions readers not to place undue reliance upon the Monthly Operating Report. There can be no assurance that such information is complete. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.
The Monthly Operating Report is being furnished for informational purposes only and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the SEC shall not incorporate the Monthly Operating Report or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Monthly Operating Report of Tower Automotive, Inc. and its domestic subsidiaries for the month of April 2007, filed with the United States Bankruptcy Court for the Southern District of New York on May 31, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 31, 2007	TOWER AUTOMOTIVE, INC. (Registrant)

	By	/s/ James A. Mallak

James A. Mallak
Chief Financial Officer

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